UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities and Exchange Act of 1934
Date of report (date of earliest event reported): January 8, 2008
APRIA HEALTHCARE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14316	33-0488566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26220 Enterprise Court Lake Forest, California	92630 (Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (949) 639-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 -	Regulation FD Disclosure
Lawrence M. Higby and Chris Karkenny, respectively the Chief Executive Officer and Chief Financial Officer of Apria Healthcare Group Inc. (“Apria Healthcare”), intend to make a presentation beginning on Tuesday, January 8, 2008, at the 26th Annual JP Morgan Healthcare Conference (the “Conference”), in San Francisco, California. Apria Healthcare is furnishing herewith a copy of the presentation that will be presented at the Conference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.	Exhibits.
The following exhibit is filed as part of this report.

Exhibit	Description

99.1	Presentation dated January 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APRIA HEALTHCARE GROUP INC. Registrant
By:	/s/ Raoul Smyth
Name:	Raoul Smyth
Title:

Dated: January 8, 2008

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